GOODWILL AND OTHER INTANGIBLE ASSETS, NET - Future amortization expense (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Estimated future amortization expense of other intangible assets
2024	$ 6,869
2025	7,181
2026	7,542
2027	6,924
2028	3,652
Thereafter	3,833
Net carrying amount	$ 36,001	$ 26,800